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                                  EXHIBIT 10.2

                              AMENDMENT NO. 2005-1
                                     TO THE
                    RETIREMENT PLAN FOR SALARIED EMPLOYEES OF
                            ARROW INTERNATIONAL, INC.


        WHEREAS, Arrow International, Inc. (the "Employer") sponsors and maintains the Retirement Plan for Salaried Employees of Arrow International, Inc. (the "Plan"); and

        WHEREAS, the Employer has reserved the right to amend the Plan at any time pursuant to Section 10.1 of the Plan; and

        WHEREAS, the Employer desires to amend the Plan to comply with the provisions of section 401(a)(31)(B) of the Internal Revenue Code of 1986, as amended;

        NOW, THEREFORE, the Plan is hereby amended as follows:

        1.      Sections 6.3, 7.8(a), 7.8(b), 7.8(d) and H.2(a)(4) of the Plan
are hereby amended by replacing "$5,000" with "$1,000."

        IN WITNESS WHEREOF, ARROW INTERNATIONAL, INC. has caused this Amendment No. 2005-1 to the Plan to be duly executed this ________ day of ___________________________, 2005.


ATTEST:                                 ARROW INTERNATIONAL, INC.



__________________________________      By:_____________________________________